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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2004

                                  Moliris Corp.
             (Exact Name of registrant as specified in its charter)

         Florida                       0-33473                    06-1655695
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                       3221 Collinsworth Street, Suite 140
                             Fort Worth, Texas 76107
                    (Address of principal executive officers)

                                 (817) 335-5900
              (Registrant's telephone number, including area code)

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Item  6. Resignations of Registrant's Directors.

      Effective September 20, 2004, Michael Hazelwood resigned from his position of Vice-President and member of the Board of Directors of the Company. A new director will not be appointed at this time.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOLIRIS CORP., a Florida corporation

Date  September 23, 2004             /s/ Clyde Parks
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                                    Name: Clyde Parks
                                    Title: President and Chairman of the  Board